Exhibit 10.11

                       FIRST AMENDMENT TO CREDIT AGREEMENT


THIS FIRST AMENDMENT is made as of the ____ day of December, 1997, and is by and between Daktronics, Inc., a Minnesota corporation (the "Borrower"), and Norwest Bank Minnesota, National Association, a national banking association (the "Bank").

REFERENCE IS HEREBY MADE to that certain Credit Agreement dated as of April 30, 1997 (the "Credit Agreement") made between the Borrower and the Bank. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

WHEREAS, the Borrower has requested the Bank to modify the borrowing availability under the Line; and,

WHEREAS, the Bank is willing to grant the Borrower's request, subject to the provisions of this First Amendment;

NOW, THEREFORE, in consideration of the premises and for other valuable consideration received, it is agreed as follows:

1. Section 1.1 of the Credit Agreement is hereby amended by changing the third sentence of said Section so that, when read in its entirety, it provides as follows:

          As used herein, "Borrowing Base" shall mean an amount equal to (i) Fifteen Million And No/100 Dollars ($15,000,000.00) during the period commencing on the date of the First Amendment to this Agreement to September 30, 1998.

2.   The Borrower hereby represents and warrants to the Bank as follows:

          A. As of the date of this First Amendment, the outstanding principal balance of the Revolving Note is $_______________, accrued but unpaid interest thereon equals $_______________ and the L/C Exposure is $_______________.

          B. The Credit Agreement and the other documents executed by the Borrower in connection therewith constitute valid, legal and binding obligations owed by the Borrower to the Bank, subject to no counterclaim, defense, offset, abatement or recoupment.

          C. As of the date of this First Amendment, (i) each of the representations and warranties referred to in Section 5 of the Credit Agreement is true, and (ii) there



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               existsno event of default under Section 7 of the Credit
               Agreement, nor does there exist any event which, with the giving of notice or the passage of time, or both, could become such an event of default.

          D. The execution, delivery and performance of this First Amendment by the Borrower are within its corporate powers, have been duly authorized, and are not in contravention of law or the terms of the Borrower's Articles of Incorporation or By-laws, or of any undertaking to which the Borrower is a party or by which it is bound.

          E. All financial statements delivered to the Bank by or on behalf of the Borrower, including any schedules and notes pertaining thereto, have been prepared in accordance with Generally Accepted Accounting Principles consistently applied, and fully and fairly present the financial condition of the Borrower at the dates thereof and the results of operations for the periods covered thereby, and there have been no material adverse changes in the financial condition or business of the Borrower from __________________, 1997 to the date hereof.

3. Upon request by the Bank, the Borrower shall deliver a Norwest Corporate Certificate of Authority to the Bank dated as of the date of this First Amendment, and in form and content acceptable to the Bank.

4. Except as expressly modified by this First Amendment, the Credit Agreement remains unchanged and in full force and effect. All indebtedness under the Line shall continue to be evidenced by the Revolving Note, which remains in full force and effect; provided, however, that all references in the Revolving Note to the "Agreement" shall be deemed to mean the Credit Agreement, as amended hereby.

IN WITNESS WHEREOF, the Borrower and the Bank have executed this First Amendment as of the date first written above.

DAKTRONICS, INC.                           NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION


By:                                        By:
   -----------------------------------        ----------------------------------
                                                Sharlyn G. Rekenthaler,
Its:                                            Vice President
    ----------------------------------

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